Business Combination(Table)	12 Months Ended
Dec. 31, 2018
Disclosure Of Business Combinations Abstract [Abstract]
Disclosure Of Detailed Information About Business Combinations Explanatory

Regarding the business combination above, the amounts of the consideration transferred and the assets and liabilities acquired at the acquisition date are as follows:

2018
(In millions of Korean won)
Consideration
Cash and cash equivalents	￦ 21,654
Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and Due from financial institutions	11,995
Loans at amortized cost	8,484
Property and equipment	765
Intangible assets	17
Other assets	1,389

Total Assets	22,650

Other liabilities	273

Total liabilities	273

Total identifiable net assets	22,377

Non-controlling interest	2,238
Goodwill	1,515

As a result of business combination goodwill has been recognized, and the Group has accounted for as an intangible asset in the consolidated financial statements.